UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2011

BCSB Bancorp, Inc.
(Exact Name Of Registrant As Specified In Charter)

Maryland	0-53163	26-1424764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4111 E. Joppa Road, Suite 300, Baltimore, Maryland 21236
(Address Of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (410) 256-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On April 8, 2011, BCSB Bancorp, Inc. (the “Company”), the holding company for Baltimore County Savings Bank, FSB (the “Bank”), announced that the Bank submitted an application to the Office of the Commissioner of Financial Regulation of the State of Maryland to convert its charter from a federally chartered savings bank to a Maryland-chartered commercial bank.  Subject to regulatory approval, the Company expects the charter conversion to be completed in the third quarter of calendar year 2011.  For more information, reference is made to the Company’s press release dated April 8, 2011, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)           Exhibits

Number               Description

99.1                      Press release dated April 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCSB BANCORP, INC.

Date: April 12, 2011	By:	/s/ Joseph J. Bouffard
Joseph J. Bouffard
President and Chief Executive Officer